EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Return On Investment Corporation (the "Company") on Form 10-KSB for the period ended June 30, 2003 (the "Report"), I, Arol Wolford, President and Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    By: /s/ Arol R. Wolford
                                        ------------------------------
                                        Arol R. Wolford
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)
                                        October 12, 2004